SERVICES AGREEMENT



     This Services Agreement ("Agreement") is made this 1 day of January, 2001, by and between Golden American Life Insurance Company, an insurance company organized and existing under the laws of the state of Delaware, and the affiliated insurance companies specified in Exhibit B hereto.

                                    RECITALS

     WHEREAS, the parties are affiliates under the common control of ING Groep, N.V.; and

     WHEREAS, each party possesses certain resources, including experienced personnel, facilities and equipment, which enables it to provide certain administrative, management, professional, advisory, consulting and other services to the others ("Services"); and

     WHEREAS, each party desires from time to time to perform certain Services on behalf of, and receive certain Services from, the others, as described with particularity in Exhibit A attached hereto; and

     WHEREAS, each party contemplates that such an arrangement will achieve operating economies, synergies and expense savings, and improve services to the benefit of its policyholders or contractholders; and

     WHEREAS, the parties wish to identify the Services to be provided, to provide a method for identifying the charges to be assessed and the compensation to be paid for the Services, and to assure that all charges for the Services are reasonable and in accordance with the laws and regulations of the states in which each of them is domiciled;

     NOW, THEREFORE, in consideration of these premises and of the mutual promises set forth herein, and intending to be legally bound hereby, the parties agree as follows:

     1. Services.
        --------

     (a) Subject to the terms, conditions, and limitations of this Agreement, the party providing a service hereunder ("Service Provider") will perform for the party requesting a service hereunder ("Company") such of the Services described in Exhibit A, attached hereto and incorporated herein by this reference, as the Company may from time to time request.

     (b) The Service Provider shall employ all operating and management personnel necessary to provide the Services required by this Agreement. The Service Provider shall also maintain such facilities and equipment as it deems reasonably necessary in order to provide the Services required by the Agreement. Subject to the terms (including any limitations and restrictions) of any applicable software or hardware licensing agreement then in effect between the


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


Service Provider and any licensor, the Service Provider shall, upon termination of this Agreement, grant to the Company a perpetual license, without payment of any fee, in any electronic data processing software developed or used by the Service Provider in connection with the Services provided to the Company, if such software is not commercially available and is necessary, in the Company's reasonable judgment, for the Company to perform the functions provided by the Service Provider hereunder after termination of this Agreement.

     (c) The parties agree that all documents, reports, records, books, files and other materials relative to the Services performed for the Company under this Agreement shall be the sole property of the Company. The Service Provider shall keep and maintain or cause to be kept and maintained full and complete documentation and records related to the Services provided including the accounting necessary to support charges for Services. The Service Provider shall maintain custody of said documentation and records and shall make them available to the Company and the appropriate insurance regulator of the Company upon request.

     2. Charges for Services.
        --------------------

     (a) It is the intention of the parties that the charges for the Services provided under this Agreement be determined in accordance with fair and reasonable standards and that no party realize a profit nor incur a loss as a result of the Services rendered pursuant to this Agreement.

     (b) The Company agrees to reimburse the Service Provider for all direct costs incurred on behalf of the Company and for all indirect costs which may be charged to the Company as follows:

           (i) "Direct Costs" include costs incurred by the Service Provider for Services provided directly to the Company, including but not limited to: (a) All costs incident to any employee or employees who are employed in rendering Services to the Company, such as salary, payroll taxes, and benefits and (b) the cost of other reasonable and necessary business expenses incurred by employees who are employed in rendering Services to the Company such as training, travel and lodging. Direct Costs shall be charged in accordance with reasonable functional cost studies and/or other information and methodologies used by the Service Provider for internal cost distribution including, where appropriate, an analysis of time spent by each employee providing Services to the Company and/or the percentage of administrative systems utilized. Data for this analysis will be collected through tracking of unit costs of Services, through time studies conducted periodically, or through other methods consistent with customary insurance accounting practices consistently applied. Annually, the bases for determining direct costs shall be modified and adjusted by mutual agreement of the Service Provider and the Company, where necessary or appropriate, to fairly and equitably reflect the actual cost incurred by the Service Provider on behalf of the Company.

           (ii) "Indirect Costs" include all other costs incurred by the Service Provider in rendering Services to the Company, including but not limited to the cost of rent or depreciation of office space, utilities, office equipment, and supplies utilized by employees who are employed in rendering Services to the Company. Indirect costs shall be charged to the Company based on the proportion of total direct costs chargeable to the Company under subparagraph (i), herein.

In other words, if the direct costs chargeable to the Company represents 20% of the Service Provider's total direct costs, then 20% of the Service Provider's indirect costs will be charged to the Company.

     (c) The charges for Direct Costs and Indirect Costs referred to above shall be made by the Service Provider on a monthly or quarterly basis as appropriate for the particular Service. Charges paid by any party to the Service Provider may be net of charges for Direct and Indirect Costs charged by such party as Service Provider to the other party.

     (d) In the event the Service Provider or the Company should discover upon review of its accounting by its internal auditors, independent auditor, any state insurance department, or other regulatory agency, that an amount charged for Services provided hereunder was erroneous, the party discovering the error will give prompt notice of such error to the affected party under this Agreement. Such notice shall contain a description of the accounting error, corrective action and supporting documentation. Any amounts owing as a result of the correction shall be paid within sixty (60) days after notice has been given.

     (e) The Company stall have the right to inspect and audit, upon reasonable notice to the Service Provider, all books and records of the Service Provider related to the provision of the Services so as to verify the accuracy of all expenses reimbursed under this Agreement.

     3. Term.
        ----

     This Agreement shall be effective on the first day of January, 2001, and shall end on the 31st day of December, 2001. This Agreement shall be automatically renewed on the first day of each calendar year thereafter for a twelve-month period under the same terms and conditions, subject to the provisions for termination set forth herein.

     4. Termination.
        -----------

     This Agreement may be terminated by the Service Provider or by the Company by providing thirty (30) days' written notice to that effect addressed to the other party. Any Services provided following the date of termination which, by their nature, continue after termination shall be provided under the same terms and conditions which prevailed at the time of such notice.

     5. Standard of Service.
        -------------------

     The Service Provider shall perform the Services in a competent and professional manner according to standards agreed upon by the Service Provider and the Company. The Service Provider agrees that it will exercise due diligence to abide by and comply with all laws, statutes, rules, regulations, and orders of any governmental authority in the performance of its Services under this Agreement. The Service Provider will conduct its business and perform its obligations in a manner which will not cause the possible revocation or suspension of the Company's Certificate(s) of Authority or cause the Company to sustain any fines, penalties, or other disciplinary action of any nature whatsoever.


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


     6. Limitation of Authority.
        -----------------------

     The Company shall retain ultimate control and responsibility for all Services that it has delegated to the Service Provider under this Agreement. In no event shall the Services involve control of the management of the business and affairs of the Company. The Service Provider shall provide Services hereunder as an independent contractor, and shall act hereunder so as to assure the separate operating identity of the Company. While rendering Services to the Company pursuant to this Agreement, the Service Provider, its officers and employees shall not at any time or for any purpose be considered agents of the Company unless otherwise expressly agreed to by the parties. Under no circumstances shall the Services provided pursuant to this Agreement be deemed to be those of a third party administrator pursuant to any applicable state statutes.

     7. Indemnification.
        ---------------

           (a) The Company hereby agrees to indemnify, defend and hold harmless the Service Provider, its officers, directors and employees, from and against any and all claims, demands, losses, liabilities, actions, lawsuits and other proceedings, judgements and awards, and costs and expenses (including reasonable attorneys' fees), arising directly or indirectly, in whole or in part out of any action taken by the Service Provider within the scope of its duties or authority hereunder, excluding only such of the foregoing as result from the negligence or willful acts or omissions of the Service Provider, its officers, directors, agents and employees. The provisions of this section shall survive termination of this Agreement.

           (b) The Service Provider hereby agrees to indemnify, defend and hold harmless the Company and its officers, directors and employees from and against any and all claims, demands, losses, liabilities, action, lawsuits and other proceedings, judgments and awards, fines and penalties, and costs and expenses (including reasonable attorneys' fees), arising directly or indirectly, in whole or in part, out of the negligence or any willful act or omission of the Service Provider or of any of its officers, directors, agents or employees, in connection with this Agreement or the performance of the Service Provider's Services hereunder, or out of any action taken by the Service Provider beyond the scope of the Service Provider's duties or authority hereunder. The provisions of this section shall survive termination of this Agreement.

     8. Notices.
        -------

     All notices, requests, and communications required or permitted under this Agreement shall be in writing and deemed given when addressed to the applicable address set forth in Exhibit B attached hereto and (i) delivered by hand to an officer of the other party, (ii) deposited with the U.S. Postal Service, as first-class certified or registered mail, postage prepaid, or (iii) deposited with an overnight courier. Any notice of a change of address shall be given in the same manner.

     9. Cooperation.
        -----------

     Each party to this Agreement shall cooperate with the other party, and with
appropriate  governmental  authorities  (including,   without  limitation,   the


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


Securities and Exchange Commission, the National Association of Securities Dealers and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     10. Arbitration.
         -----------

     Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association, and judgment upon the award maybe entered in any Court having jurisdiction thereof.

     11. Waiver.
         ------

     No waiver of any provision of this Agreement shall be deemed, or shall constitute, waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Failure of any party to exercise or delay in exercising any right or power granted under this Agreement shall not operate as a waiver of any such right or power.

     12. Miscellaneous.
         -------------

     This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement constitutes the entire agreement of the parties hereto. This Agreement may be amended only by a written instrument executed by both parties. If any portion of this Agreement is invalid under any applicable statute or rule of law, it shall not affect the remainder of this Agreement which shall remain valid and binding. This Agreement shall be binding on the parties, their legal representatives and successors. This Agreement shall be construed in accordance with and governed by the laws of the state in which the Services are provided, without regard to principles of conflict of laws.

     13. Counterparts.
         ------------

     This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


                  GOLDEN AMERICAN LIFE INSURANCE COMPANY

                 By:          /s/ Chris D. Schreier
                              --------------------------------------------------
                 Name:        Chris D. Schreier
                              --------------------------------------------------
                 Title:       President
                              --------------------------------------------------

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


                                LIST OF EXHIBITS


A-1  Underwriting and New Business Processing Services

A-2  Licensing and Contracting Services

A-3  Policyowner and Claims Processing Services

A-4  Actuarial Services

A-5  Information Services

A-6  Legal, Risk Management and Compliance Services

A-7  Human Resource Services

A-8  Marketing and Sales Promotion Services

A-9  Tax Services

A-10 Reinsurance Management and Administration Services

A-11 Management Services

A-12 Printing, Record, File, Mail and Supply Services

A-13 Financial Management Services for Retail Products

A-14 Pricing, Trading, Performance Reporting and Accounting Services for
     Variable Products

B    Addresses for Notices


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


                                   Exhibit A-1

                Underwriting and New Business Processing Services


Services related to underwriting and new business processes including, but not limited to:

1.       Underwriting and risk consulting services.

2.       Analysis of underwriting standards.

3. Assistance and advice in the development of appropriate underwriting standards in accordance with all laws and regulations of the Company's state.

4.       Perform underwriting in accordance with Company guidelines.

5.       Provide medical and/or technical support and advice to underwriting.

6.       Approve for issue all applications which meet underwriting criteria.

7. Process all approved applications and issue and deliver policies to policyholders.

8. Financial and other reporting in connection with underwriting and new business processing.


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


                                   Exhibit A-2

                       Licensing and Contracting Services


Services related to producer licensing and contracting including, but not limited to:

     1.       Assist with pre-appointment investigations of producers.

     2. Administer producer licenses, contracts and producer compensation and maintain a computer database for license and contract status.













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


                                   Exhibit A-3

                   Policyowner and Claims Processing Services


Services related to policyowner and claims processing including, but not limited to:

         1.       Bill policyholders.

         2.       Collect premiums.

         3.       Respond to customer inquiries by phone or letter.

         4.       Administer policy changes.

         5.       Administration and support for claims.

         6. Process claims and/or render legal, medical or technical support and advice relating to the processing, settlement and payment of claims.

         7.       Surrender, lapse and maturity processing.

         8.       Distribute benefits.

         9. Financial and other reporting in connection with policyowner and processing services.

                                   Exhibit A-4

                               Actuarial Services


Actuarial related services including but not limited to:

         1. Actuarial consulting services, including clerical, technical and product actuarial support and product development support.

         2. Prepare actuarial reports, opinions and memoranda and assist with asset/liability management and cash flow testing.

         3.       Conduct product experience studies.

         4.       Prepare reserve calculations and valuations.

         5.       Develop new products.

         6.       Evaluate product performance versus expectations.

         7. Financial and other reporting in connection with actuarial services.

                                   Exhibit A-5

                              Information Services


Services related to information management including, but not limited to:

         1. Professional, technical, supervisory, programming and clerical support for information services.

         2.       Informational  and  computer  services may be in the nature of
                  applications  and  programming  support,   enhancing  existing
                  systems, helping to install new systems.

         3.       Develop data processing systems strategy.

         4.       Implement systems strategy.

         5.       Program computers.

         6.       Provide  data  center  services,   including  maintenance  and
                  support of mainframe and distribution process hardware and software.

         7. Standard systems for product administration, accounts payable, accounting and financial reporting, human resource management and inventory control.

         8.       Manage data and voice communications systems.

         9. Manage local area networks and other desktop software and systems.

         10. Provide data security and maintain effective disaster recovery program.

         11.      Purchase hardware, software and supplies.

Subject to the terms (including any limitations and restrictions) of any applicable software or hardware licensing agreement then in effect between Service Provider and any licensor, Service Provider shall, upon termination of this Agreement, grant to Company a perpetual license, without payment of any fee, in any electronic data processing software developed or used by the Service Provider in connection with the Services provided to the Company hereunder if such software is not commercially available and is necessary, in the Company's reasonable judgment, for the Company to perform subsequent to termination the functions provided by the Service Provider hereunder.

                                   Exhibit A-6

                 Legal, Risk Management and Compliance Services


Services related to legal, risk management and compliance including, but not limited to:

         1. Provide counsel, advice and assistance in any matter of law, corporate governance and governmental relations, including advisory and consulting services, in connection with the maintenance of corporate existence, licenses, dealing with regulatory agencies, development of products, contracts and legal documents, product approvals, registration and filing of insurance and securities products, handling of claims and matters involving legal controversy, assist with dispute resolution, select, retain and manage outside counsel and provide other legal services as reasonably required or requested.

         2. Provide assistance in any matter relating to risk management, including procurement of fidelity bond insurance, blanket bonds, general liability insurance, property damage insurance, directors' and officers' liability insurance, workers compensation, and any other insurance purchased by the Company.

         3. Assist in the development and maintenance of a corporate compliance program and a state insurance fraud reporting program. Assist in maintaining appropriate records and systems in connection with the Company's compliance obligations under application state law.

         4. Provide assistance with internal audit including review of operational procedures, performance of compliance tests, and assist to independent auditors.

                                   Exhibit A-7

                             Human Resource Services


Services related to human resource management including, but not limited to:

         1. Personnel recruiting and support services.

         2. Design and implementation of human resources training.

         3. Compensation studies and benefits consulting.

         4. Support employee communications.

         5. Payroll services.

         6. Benefits compensation and design and administration.

         7. Employee relations.

                                   Exhibit A-8

                     Marketing and Sales Promotion Services


Services related to marketing and sales promotion including, but not limited to:

         1. Prepare sales promotional items, advertising materials and artwork, design, text and articles relevant to such work, including clerical, technical and supervisory support and related communications.

         2.       Support general communications with producers.

         3.       Conduct formal insurance market research.

         4.       Develop  sales  illustrations,   advertising  materials,   and
                  software for products, in compliance with state laws.

         5. Design and implement training programs, including product and industry developments and legal compliance.

         6. Distribute to employees and/or agents underwriting guidelines for the products, where applicable.

         7. Analyze and develop compensation and benefit plans for general agents and agents.

         8.       Plan and support of producer conferences.

                                   Exhibit A-9

                                  Tax Services


Services related to tax including, but not limited to:

         1.       Maintenance   of  tax   compliance,   including   tax   return
                  preparation and review of financial statement tax provisions.

         2. Management of tax and audit appeals, including processing information requests, protest preparation, and participation in any appeals conference.

         3.       Direction of tax research and planning,  including research of
                  compliance   issues  for   consistency,   development  of  tax
                  strategies and working with new legislative proposals.

         4. Administration of tax liens, levies and garnishment of wages of Company employees and agents

                                  Exhibit A-10

               Reinsurance Management and Administration Services


Services related to reinsurance management and administration including, but not limited to:

         1. Advise with respect to reinsurance retention limits.

         2. Advice and support with respect to negotiation of reinsurance treaties.

         3. Advice and support with respect to the management of reinsurer relationships.

                                  Exhibit A-11

                               Management Services


Services related to general management including, but not limited to:

         1. Consultative and advisory services to the Company's senior executive officers and staff with respect to conduct of the Company's business operations and the execution of directives and resolutions of the Company's Board of Directors pertaining to business operations and functions, including provision of personnel to serve as officers and directors of Company.

         2. Consultation and participation in the Company's strategic planning process; the development of business goals, objectives and policies; the development of operational, administrative and quality programs; preparation of financial and other reports; and the coordination of such processes, goals, objectives, policies and programs with those of the holding company.

         3. Advice and assistance with respect to maintenance of the Company's capital and surplus, the development and implementation of financing strategies and plans and the production of financial reports and records.

         4. Representation of the Company's interests at government affairs and industry meetings; participation in the deliberation and affairs of trade associations and promotion of the Company's products and relationships with the public.

         5. Consultative, advisory and administrative services to the Company's senior executive officers and staff in respect to development, implementation and administration of human resource programs and policies, the delivery of communications and information to employees regarding enterprise plans, objectives and results; and the maintenance of employee relations, morale and developmental opportunities.

         6. Direction and performance of internal audits and arrangement for independent evaluation of business processes and internal control.

                                  Exhibit A-12

                Printing, Record, File, Mail and Supply Services


Services related to printing, records, files, mail and supplies including, but not limited to:

         Printing, record, file, mail and supply services including, maintaining policy files; document control; production and distribution of standard forms, stationary, business cards and other material; arrangement of warehouse storage space; supply fulfillment; mail processing, delivery and shipping; participation in purchasing agreements; retrieval and production of documents for regulatory examinations and litigation; and development and administration of record retention programs.

                                  Exhibit A-13

                Financial Management Services for Retail Products


Services related to accounting and finance for retail life and annuity products, including but not limited to:

         1.       Consultation,   technical  assistance  and  oversight  in  all
                  matters relations to financial management and analysis for all retail life and annuity products.

         2.       Coordination  of  product   expense   pricing   reporting  and
                  analysis.

         3.       Maintenance   of  financial   controls  with  respect  to  the
                  balancing and reconciliation of Administrative systems and general ledger suspense accounts.

         4.       Treasury   operations,   including  bank   reconciliation  and
                  disbursement processing.

         5.       Accounting  and  reporting  for general and  separate  account
                  products,    including   preparation   of   general   ledgers,
                  transaction ledgers and trial balances.

         6. Management reporting services, including coordination of the annual planning process and consolidation of monthly and quarterly results.

         7. Consultation and assistance in coordinating the external audit process.

         8. Provide support as necessary for the preparation of financial statements and reports, including monthly, quarterly and annual financial statements on both a statutory and GAAP basis.

         9. Maintenance of cost accounting reports and services in support of monthly management reporting, quarterly and annual external reporting, and budgeting.


GOLDEN AMERICAN LIFE INSURANCE COMPANY

By:          /s/ Paula Cludray-Engelke
             ----------------------------------------------------
Name:        Paula Cludray-Engelke
             ----------------------------------------------------
Title:       Secretary
             ----------------------------------------------------

                                  Exhibit A-14

                   Pricing, Trading, Performance Reporting and
                    Accounting Services for Variable Products

Services related to support of day to day pricing, trading, performance reporting and accounting operations for variable products, including but not limited to:

         1. PRICING. Collect pricing information (net asset value and ordinary income/capital gain distributions) from Investment Companies, and where applicable, calculate the variable account unit value. Provide pricing information to the applicable ING administrative systems/business units and external business partners; pricing calculations for insurance products shall be reported as required by the prospectus for each product.

         2. TRADING. Collect net trade data from ING administrative systems, consolidate to a legal entity level per investment option, and submit to Investment Companies; on a daily basis reconcile the shares/trade per ING to Investment Company; provide to ING Treasury wire data for the settlement of trades placed.

         3. ACCOUNTING. Post to ledger the entries supporting the trades and wires processed; entries will include any applicable Variable Annuity Account contract charges; daily reconcile entries posted to ledger/market value to Variable Annuity Account liability/reserve; provide Variable Annuity Account data for the Financials and Insurance Company Schedule D.

         4. INVESTMENT COMPANY REVENUE. Calculate asset based revenue/sub-accounting fees monthly and post accruals to the ledger; collect revenue from investment companies in a timely manner; reconcile amounts received to the estimated calculated, and book actual payments to ledger.

         5. PERFORMANCE REPORTING. Calculate product and investment option level returns in accordance with SEC and NASD guidelines; provide returns to ING applications, web sites, marketing, and field.


GOLDEN AMERICAN LIFE INSURANCE COMPANY

By:          /s/ Paula Cludray-Engelke
             ----------------------------------------------------
Name:        Paula Cludray-Engelke
             ----------------------------------------------------
Title:       Secretary
             ----------------------------------------------------

I hereby attest that the attached executed amendment has not been altered, modified or in any way amended, except as herein listed, from the original amendment submitted on January 16, 2003 to the Delaware Department for approval.

No changes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




Attest:

By:          /s/ Paula Cludray-Engelke
             ----------------------------------------------------
Name:        Paula Cludray-Engelke
             ----------------------------------------------------
Title:       Secretary
             ----------------------------------------------------
Date:        February 25, 2003
             ----------------------------------------------------


                                                 EXHIBIT B - ING AFFILIATE INSURERS

-----------------------------------------------------------------------------------------------------------------------------------
Name                                      Domestic State      Principal Office                        Principal Mailing Address
-----------------------------------------------------------------------------------------------------------------------------------
Security Life of Denver                   Colorado            1290 Broadway                           Same
Insurance Company                                             Denver, CO 80203
-----------------------------------------------------------------------------------------------------------------------------------
First Columbine Life Insurance            Colorado            1290 Broadway                           Same
Company                                                       Denver, CO 80203
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Life Insurance and                  Connecticut         151 Farmington Avenue                   Same
Annuity Company                                               Hartford, CT 06156
-----------------------------------------------------------------------------------------------------------------------------------
Golden American Life Insurance            Delaware            1209 Orange Street                      1475 Dunwood Drive
Company                                                       Wilmington, DE 19801                    West Chester, PA 19380
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Insurance Company of America        Florida             5100 West Lemon Street, Suite 213       151 Farmington Avenue
                                                              Tampa, FL 33609                         Hartford, CT 06156
-----------------------------------------------------------------------------------------------------------------------------------
Life Insurance Company of                 Georgia             5780 Powers Ferry Road, N.W.            Same
Georgia                                                       Atlanta, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------
Ameribest Life Insurance                  Georgia             5780 Powers Ferry Road, N.W.            909 Locust Street
Company                                                       Atlanta, GA 30327                       Des Moines, IA 50309
-----------------------------------------------------------------------------------------------------------------------------------
Midwestern United Life                    Indiana             8605 Kings Mill Place                   1290 Broadway
Insurance Company                                             Fort Wayne, IN 46804                    Denver, CO 80203-5699
-----------------------------------------------------------------------------------------------------------------------------------
Equitable Life Insurance                  Iowa                909 Locust Street                       Same
Company of Iowa                                               Des Moines, IA 50309
-----------------------------------------------------------------------------------------------------------------------------------
ReliaStar Life Insurance                  Minnesota           20 Washington Avenue South              Same
Company                                                       Minneapolis, MN 55401
-----------------------------------------------------------------------------------------------------------------------------------
Security Connecticut Life                 Minnesota           20 Washington Avenue South              20 Security Drive
Insurance Company                                             Minneapolis, MN 55401                   Avon, CT 06001
-----------------------------------------------------------------------------------------------------------------------------------
USG Annuity and Life Company              Oklahoma            c/o Horace Rhodes                       909 Locust Street
                                                              201 RS Kerr, Suite 600                  Des Moines, IA 50309
                                                              Oklahoma City, OK 73102
-----------------------------------------------------------------------------------------------------------------------------------
Southland Life Insurance                  Texas               c/o CT Corp. System                     5780 Powers Ferry Road
Company                                                       350 North St. Paul Street               Atlanta, GA 30327
                                                              Dallas, TX 75201
-----------------------------------------------------------------------------------------------------------------------------------
United Life and Annuity                   Texas               c/o CT Corp. System                     909 Locust Street
Insurance Company                                             350 North St. Paul Street               Des Moines, IA 50309
                                                              Dallas, TX 75201
-----------------------------------------------------------------------------------------------------------------------------------
Northern Life Insurance Company           Washington          1501 Fourth Ave., Suite 1000            Same
                                                              Seattle, WA 98101-3616
-----------------------------------------------------------------------------------------------------------------------------------


                                                                 22